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                                                                   EXHIBIT 10.3

                                AMENDMENT NO. 2
                     TO BRIDGE LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 2 (the "Amendment") to the BRIDGE LOAN AND SECURITY AGREEMENT dated as of June 14, 2000, as amended by Amendment No. 1 thereto dated as of June 23, 2000 (as so amended, the "Bridge Loan Agreement"; capitalized terms used but not specifically defined herein shall have the meanings ascribed to such terms in the Bridge Loan Agreement), between ELTRAX SYSTEMS, INC., a Minnesota corporation ("Borrower"), and CEREUS TECHNOLOGY PARTNERS, INC., a Delaware corporation ("Lender"), is made as of the 31st day of August, 2000 by and between Borrower and Lender.

                              W I T N E S S E T H:

         WHEREAS, Borrower and Lender have entered into the Bridge Loan Agreement; and

         WHEREAS, Borrower and Lender each desire to amend the Bridge Loan Agreement to provide that Borrower may from time to time borrow from Lender, and Lender shall from time to time lend to Borrower, up to an aggregate of $10,000,000.00 ($5,000,000.00 of which has been previously funded and $2,500,000.00 of which will be funded on the date hereof), in accordance with the terms of the Bridge Loan Agreement and the Loan Documents;

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT TO DEFINITION OF BRIDGE LOAN NOTE. The definition of "Bridge Loan Note" set forth in Article I of the Bridge Loan Agreement is hereby amended and restated in its entirety as follows:

         "Bridge Loan Note" shall mean Borrower's Second Amended and Restated Non-Negotiable Subordinated Convertible Promissory Note, dated as of August 31, 2000, in the aggregate principal amount of $10,000,000.00, a form of which is attached hereto as Exhibit A and incorporated herein by this reference, made by Borrower to the order of Lender and delivered to Lender pursuant to Section 3.1 hereof."

         SECTION 2. AMENDMENT TO DEFINITION OF MERGER AGREEMENT. The definition of "Merger Agreement" set forth in Article I of the Bridge Loan Agreement is hereby amended and restated in its entirety as follows:

         "Merger Agreement" shall mean that certain Second Amended and Restated Agreement and Plan of Merger among Borrower, SAC and Lender dated as of July 27, 2000."


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         SECTION 3.        AMENDMENT TO DEFINITION OF REGISTRATION RIGHTS
AGREEMENT. The definition of "Registration Rights Agreement" set forth in
Article I of the Bridge Loan Agreement is hereby amended and restated in its entirety as follows:

         "Registration Rights Agreement" shall mean the Second Amended and Restated Registration Rights Agreement between Borrower and Lender, dated as of August 31, 2000, a form of which is attached hereto as Exhibit B and incorporated herein by this reference, pursuant to which Borrower agrees to register the shares of Borrower Common Stock underlying the Bridge Loan Note and the Warrant Agreement."

         SECTION 4. AMENDMENT TO SECTION 2.1(A) OF THE BRIDGE LOAN AGREEMENT. Section 2.1(a) of the Bridge Loan Agreement is hereby amended by deleting Section 2.1(a) of the Bridge Loan Agreement in its entirety and substituting the following in lieu thereof:

                  "(a)     Amount. Lender agrees, from the Closing Date until
the Maturity Date described in Section 2.1(d) below, and upon the terms and conditions herein set forth, to make from time to time, at the request of Borrower, a loan or series of loans to Borrower in the aggregate principal amount of up to Ten Million Dollars ($10,000,000.00) (the "Loan," and the aggregate amount of all such Loan outstanding from time to time, the "Loan Amount"). Borrower shall repay all outstanding principal under the Loan on the Maturity Date, or such earlier date if the Loan is prepaid or if the Loan is accelerated in accordance herewith. Amounts borrowed pursuant to this Section
2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time prior to the Maturity Date."

         SECTION 5. AMENDMENT TO SECTION 2.1(B) OF THE BRIDGE LOAN AGREEMENT. Section 2.1(b) of the Bridge Loan Agreement is hereby amended by deleting Section 2.1(b) of the Bridge Loan Agreement in its entirety and substituting the following in lieu thereof:

                  "(b)     Advances. Lender shall make Advances pursuant to this
Agreement at any time prior to the Maturity Date upon written request delivered by Borrower to Lender signed by the Chief Executive Officer or the Chief Financial Officer of Borrower stating (i) the amount requested, and (ii) that Borrower is not entitled to any additional Revolving Advances (as defined in the PNC Credit Agreement) under the PNC Credit Agreement at the time of such request. Advances may be used by Borrower for any purpose, at Borrower's discretion; provided, however, that if (1) Borrower intends to use any such Advance to fund an expenditure outside of Borrower's normal course of business and (2) the Steering Committee (as defined in the Merger Agreement) is then in existence, then any request therefor must be accompanied by the written approval of the Steering Committee."

         SECTION 6. AMENDMENT TO SECTION 2.1(C) OF THE BRIDGE LOAN AGREEMENT. Section 2.1(c) of the Bridge Loan Agreement is hereby amended by deleting Section 2.1(c) of the Bridge Loan Agreement in its entirety and substituting the following in lieu thereof:

                  "(a)     Bridge Loan Note. The obligation of Borrower to repay
the Loan shall be evidenced by the Bridge Loan Note for the principal sum of $10,000,000.00, or such Loan Amount as shall be outstanding hereunder from time to time, with interest as therein provided.


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Absent manifest error, Lender's records with respect to the Loan and the aggregate outstanding Loan Amount shall be conclusive as to amounts owed Lender under the Bridge Loan Note and this Agreement."

         SECTION 7. AMENDED AND RESTATED EXHIBITS TO BRIDGE LOAN AGREEMENT. The parties hereto agree to amend the Bridge Loan Agreement by deleting Exhibit A, Exhibit B, Exhibit C and Exhibit D thereto in their entirety and substituting therefor the documents attached to this Amendment as Exhibit A, Exhibit B, Exhibit C and Exhibit D, respectively, each incorporated herein by this reference. To the extent the terms and conditions of this Amendment and the Exhibits attached hereto alter or vary the terms and conditions of the Bridge Loan Note, the Registration Rights Agreement, the Subordination Agreement and the Warrant Agreement, the parties hereto agree that the terms and conditions of this Amendment and the Exhibits attached hereto shall be deemed to have modified, amended and superseded the terms and conditions of the Bridge Loan Note, the Registration Rights Agreement, the Subordination Agreement and the Warrant Agreement, notwithstanding any terms or conditions therein to the contrary.

         SECTION 8. EFFECT ON BRIDGE LOAN AGREEMENT. Except as otherwise specifically provided herein, the Bridge Loan Agreement shall not be amended but shall remain in full force and effect.

         SECTION 9. REPRESENTATIONS AND WARRANTIES. Borrower and Lender each represent and warrant that no interest in the Bridge Loan Agreement or any of the Loan Documents has been sold, hypothecated, assigned or otherwise transferred. Borrower and Lender each further represent and warrant that there are no defaults under the Bridge Loan Agreement and the Loan Documents as of the date hereof.

         SECTION 10. BINDING EFFECT; HEADINGS. The covenants contained herein shall bind, and the benefits hereof shall inure to, the respective successors and permitted assigns of the parties hereto. The Section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

         SECTION 11. GOVERNING LAW. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without giving effect to any principles of conflicts of laws.

         SECTION 12. COUNTERPARTS. This Amendment may be executed simultaneously in counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument. Executed counterparts may be delivered via facsimile.


                             [Signatures Next Page]


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         IN WITNESS WHEREOF, Borrower and Lender have each caused this
Amendment No. 2 to Bridge Loan and Security Agreement to be executed and delivered by its duly authorized officer as of August 31, 2000.


                               ELTRAX SYSTEMS, INC.


                               By:      /s/ William P. O'Reilly
                                  ---------------------------------------------
                                     Its: Chairman of the Board of Directors
                                          -------------------------------------


                               CEREUS TECHNOLOGY PARTNERS, INC.


                               By:      /s/ Steven A. Odom
                                  ---------------------------------------------

                                  Its: Chief Executive Officer
                                       -------------------------------------



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